UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23584

Name of Fund:	BlackRock Private Investments Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Private Investments Fund,
50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 03/31/2024

Date of reporting period: 09/30/2023

Item 1 – Report to Stockholders

(a)   The Report to Shareholders is attached herewith.

SEPTEMBER 30, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock Private Investments Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and moderating inflation provided a supportive backdrop for investors during the 12-month reporting period ended September 30, 2023. Significantly tighter monetary policy helped to rein in inflation while the economy proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow and unemployment rates touched the lowest levels in decades. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were substantial, as the durability of consumer sentiment and spending mitigated investors’ concerns about the economy’s trajectory. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. All major classes of equities rose, although large-capitalization U.S. stocks posted significantly higher returns than small-capitalization U.S. stocks due primarily to the performance of large technology companies. International developed market equities also advanced strongly, and emerging market equities posted solid gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates six times during the 12-month period. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at two of its meetings late in the period.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for two pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, euro area government bonds and gilts, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2023
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	5.18%	21.62%
U.S. small cap equities (Russell 2000® Index)	(0.19)	8.93
International equities (MSCI Europe, Australasia, Far East Index)	(1.28)	25.65
Emerging market equities (MSCI Emerging Markets Index)	(2.05)	11.70
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.50	4.47
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.98)	(2.90)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(4.05)	0.64
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.05)	2.66
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.22	10.28

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume the Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Fund’s investment adviser will be higher than if the Fund did not use leverage.

The Fund may utilize leverage through reverse repurchase agreements as described in the Notes to Consolidated Financial Statements, if applicable.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

4	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2023	BlackRock Private Investments Fund

Investment Objective

BlackRock Private Investments Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation and to provide attractive risk-adjusted returns primarily through an actively-managed portfolio that provides eligible investors with targeted exposure to private equity investments. The Fund’s investment objective is a non-fundamental policy of the Fund and may be changed by the Board of Trustees of the Fund (the “Board”) without prior shareholder approval.

The Fund’s common shares are not listed on any securities exchange. The Fund is designed for long-term investors, and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

No assurance can be given that the Fund’s investment objective will be achieved.

Net Asset Value Per Share Summary

	09/30/23	03/31/23	Change	High	Low

Net Asset Value — Institutional	$11.00	$10.32	6.59%	$11.00	$10.32
Net Asset Value — Class D	10.95	10.30	6.31	10.95	10.30

Performance

Returns for the period ended September 30, 2023 were as follows:

		Average Annual Total Returns(a)
	6-Month Total Returns	1 Year	Since Inception	(b)

Institutional	6.59%	10.89%	3.76%

Class D	6.31	10.49	3.58
MSCI World Index(c)	3.13	21.95	2.61

(a)	Average annual total returns reflect reductions for distribution and service fees, if any. See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on March 1, 2021.
(c)	A broad global equity index that captures large- and mid-cap representation across certain developed markets countries.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

The Fund’s performance over the last six months was strong relative to public equities and driven by private equity exposure. The Fund’s private equity investments positively contributed to performance with contributors coming from both direct and secondary investments. Specifically, a co-investment in the buyout of a large North American software company was a meaningful driver for the period, supplemented by performance from a professional sports management and a handful of healthcare and software investments. Additionally, secondary investments benefited from underlying exposure to healthcare, commercial services (municipal waste, electronic equipment), and growth-oriented companies. Finally, the investment adviser leveraged the broader BlackRock platform to implement risk management measures to reduce potential volatility in one of the underlying secondary portfolios which drove meaningful positive performance during the reporting period.

While liquid investments represented a smaller percentage of the overall portfolio versus periods earlier in the Fund’s life, the move higher in interest rates increased yields in liquid fixed income. Accordingly, floating rate loan exposures and collateralized loan obligations (“CLOs”) drove modest returns during the reporting period. Finally, given the move in short term interest rates, the Fund’s cash position was accretive during the period.

As private equity commitments increased over the reporting period, the percentage of the Fund’s investment in liquid instruments naturally declined. The Fund is expected to naturally hold a small balance over time for various reasons, including maintaining near-term liquidity to fund potential redemptions as well as private equity investments, but also as a tactical short term asset allocation decision. With short term rates meaningfully higher versus prior periods, the Fund’s small cash position had a positive impact on performance.

Detractors for the reporting period included three secondary transactions, specifically a commercial services single asset transaction, a growth focused investment and a diversified traditional limited partner (“LP”)-led transaction. Among the direct investments, the largest detractor was a co-investment in a visual effects and media company. Certain healthcare positions also detracted, including a hospital linen services company, women’s healthcare technology company, and an invitro diagnostics company. Rounding out detractors were direct investments in an e-commerce luxury home furnishings retailer and mobile e-messaging platform.

F U N D S U M M A R Y	5

Fund Summary as of September 30, 2023 (continued)	BlackRock Private Investments Fund

Describe recent portfolio activity.

The Fund’s investment activities continued to be focused on ramping private equity exposure toward its 80% target. Given heightened uncertainty in broader markets and changing macroeconomic conditions, the investment adviser remained focused on prudent portfolio construction and risk management.

Coming into the period, the Fund was approximately 70% deployed to private equity through $100 million committed to 37 transactions. Over the last six months, the Fund deployed an additional $27 million across 3 more private equity transactions, bringing total private equity commitments to roughly $131 million across 40 investments, inclusive of performance during the reporting period.

Of the three investments made during the period, two were direct investments. The Fund acquired an equity stake in leading North American software company deriving revenue from data and transaction services. Additionally, the Fund also provided growth capital through a follow-on round to a later stage company focused on space transportation and commercialization of low earth orbit (“LEO”) transportation, adding to existing aerospace and defense services exposure.

While the investment adviser expected to lean into direct investments longer term, secondaries have played a key role in the Fund’s ramp-up period, allowing it to diversify industry exposures as well as backfill vintage years. Additionally, the secondary market opportunity set was robust during the period as LPs sought opportunities for early liquidity or portfolio management, and general partners (“GPs”) remained active across continuation funds, tenders, recapitalizations and asset carve-outs. Accordingly, the Fund participated in a non-traditional, GP tender transaction with exposure to 7 underlying telecommunications and live entertainment companies.

Within the liquid fixed income bucket, investment grade bonds were reduced in favor of increasing floating rate exposure given the rise in interest rates.

Describe portfolio positioning at period end.

As of period-end, total private equity commitments (including unfunded commitments) represent three-fourths of total assets, bringing the Fund more than 90% of the way to its targeted 80% goal. For purposes of financial reporting, excluding short-term securities, the Fund held 69.4% in private equity, 13.1% in asset-backed securities, 11.7% in corporate bonds, and 5.8% in floating rate term loans. The complexion of the private equity exposure is biased toward direct investments with opportunistic exposure to secondary transactions. Additionally, it is oriented toward buyout transactions with complementary exposure to certain late-stage venture capital and growth equity opportunities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

Asset Type(a)	Percentage of Total Investments
Private Equity Investments	69.4%
Asset-Backed Securities	13.1
Corporate Bonds	11.7
Floating Rate Loan Interests	5.8

INDUSTRY ALLOCATION

Industry(a)(b)	Percentage of Total Investments
Diversified	15.2%
Software	15.0
Asset-Backed Securities	12.5
Health Care Providers & Services	7.4
Financial Services	6.7
Entertainment	5.3
Food Products	4.7
Aerospace & Defense	4.1
Commercial Services & Supplies	3.2
Trading Companies & Distributors	2.5
Broadline Retail	2.4
Energy Equipment & Services	2.4
Electronic Equipment, Instruments & Components	2.1
Biotechnology	2.0
Health Care Equipment & Supplies	1.9
Health Care Technology	1.6
IT Services	1.5
Banks	1.2
Household Durables	1.1
Other*	7.2

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Consolidated Schedule of Investments for details.

6	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Class D Shares are not subject to any sales charge. These shares are subject to a shareholder servicing fee of 0.25% per year.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses for Continuously Offered Closed-End Funds

Shareholders of the Fund may incur the following charges: (a) transactional expenses, including early withdrawal fees; and (b) operating expenses, including investment advisory fees, and other fund expenses. The example below (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as early withdrawal fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example for Continuously Offered Closed-End Funds

	Actual			Hypothetical 5% Return
	Beginning Account Value (04/01/23)	Ending Account Value (09/30/23)	Expenses Paid During the Period(a)	Beginning Account Value (04/01/23)	Ending Account Value (09/30/23)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,065.90	$ 9.35	$1,000.00	$1,016.00	$9.07	1.80%
Class D	1,000.00	1,063.10	9.13	1,000.00	1,016.20	8.87	1.76

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses for Continuously Offered Closed-End Funds” for further information on how expenses were calculated.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S F O R C O N T I N U O U S L Y O F F E R E D C L O S E D - E N D F U N D S	7

Consolidated Schedule of Investments (unaudited) September 30, 2023	BlackRock Private Investments Fund (Percentages shown are based on Net Assets)

Security	Shares/ Par (000)		Value

Private Equity Investments

Direct Investments — 38.0%(a)(b)(c)

Aerospace & Defense — 3.9%
Sierra Space Corp.
Preferred A Shares (Acquired 12/01/21, Cost: $1,581,754)	157,964		$1,764,916
Preferred B Shares (Acquired 09/22/23, Cost: $64,445)	5,768		64,445
Yellowstone Ultimate Holdings LP (Acquired 11/08/22, Cost: $5,095,482)	—	(d)	5,095,482

			6,924,843

Biotechnology — 2.0%
Lotus Co-Invest LP (Acquired 10/31/22, Cost: $2,659,796)	—	(d)	3,508,731

Broadline Retail — 2.3%
Attentive Mobile, Inc.
Common Shares (Acquired 04/16/21, Cost: $2,181,218)	74,536		3,346,666
Preferred A1 Shares (Acquired 04/16/21, Cost: $595,026)	13,033		585,182
Preferred B Shares (Acquired 04/16/21, Cost: $94,643)	2,073		93,078

			4,024,926

Capital Markets — 0.0%
FTX Trading Ltd.
B-1 Shares (Acquired 10/20/21, Cost: $224,692)	6,171		—
Common Shares (Acquired 10/20/21, Cost: $583,990)	24,685		—
Series C Preferred Shares (Acquired 02/08/22, Cost: $212,801)	4,591		—
West Realm Shires Services, Inc.
Common Shares (Acquired 11/05/21, Cost: $20,147).	132,000		—
Series A Preferred Shares (Acquired 02/08/22, Cost: $212,795)	93,127		—

			—

Commercial Services & Supplies — 2.0%
Horizon Co-Investment, LP (Acquired 06/10/22, Cost: $1,786,032)(e)	—	(d)	1,760,000
NP Salon Co-Investment LP I (Acquired 04/08/21, Cost: $2,000,000)	—	(d)	1,769,856

			3,529,856

Entertainment — 4.9%
Aleph Infinity Investors 2 LP (Acquired 04/28/22, Cost: $4,792,321)	—	(d)	4,274,852
RB Rouge Co-Invest B LP (Acquired 03/30/21, Cost: $2,995,956)	—	(d)	4,383,332

			8,658,184

Health Care Equipment & Supplies — 1.0%
Chiaro Technology Ltd.
Class C Ordinary Shares (Acquired 07/28/21, Cost: $2,033,660)	295,449		1,549,828
Class CC Ordinary Shares (Acquired 10/25/22, Cost: $225,900)	39,792		261,988

			1,811,816

Security	Shares/ Par (000)		Value

Health Care Providers & Services — 3.8%
Atlas Co-Investment Fund 2 LP (Acquired 06/30/21, Cost: $946,674)	—	(d)	$1,091,537
C-Bridge Investment Yaneng Ltd. (Acquired 12/16/21, Cost: $3,183,687)	—	(d)	2,888,948
Pacific Avenue Emerald Continuation Fund (A) LP (Acquired 07/30/21, Cost: $2,035,590)	—	(d)	2,612,747

			6,593,232

Health Care Technology — 1.4%
Thirty Madison, Inc. (Promissory Note(f), 2.37%, 07/15/24 & Warrant, expires 07/15/24, Strike Price USD 0.01) (Acquired 08/12/22, Cost: $2,037,966)	2,038		2,481,329

Household Durables — 1.1%
SL Riviera Investors 2021 LP (Acquired 04/14/21, Cost: $2,078,007)	—	(d)	1,940,269

IT Services — 1.2%
OwnBackup Ltd.
Ordinary Shares (Acquired 07/23/21, Cost: $1,022,514)	91,427		1,105,021
Preferred A Shares (Acquired 07/23/21, Cost: $816,170)	72,977		882,028
Preferred A1 Shares (Acquired 07/23/21, Cost: $19,896)	1,779		21,502
Preferred B1 Shares (Acquired 07/23/21, Cost: $75,424)	6,744		81,511
Preferred C Shares (Acquired 07/23/21, Cost: $48,192)	4,309		52,080
Preferred C1 Shares (Acquired 07/23/21, Cost: $17,805)	1,592		19,241

			2,161,383

Software — 14.4%
Acronis AG, Preferred E Shares (Acquired 04/06/22, Cost: $1,687,277)	20,378		1,870,497
BCP VI Central Co-Invest L.P. (Acquired 07/05/23, Cost: $7,874,181)	—	(d)	13,892,579
Ecovadis S.A.S.
Ordinary Shares (Acquired 10/04/22, Cost: $1,517,650)	6,350		1,926,947
Series A Preferred Shares (Acquired 10/04/22, Cost: $568,820)	2,380		722,226
Series B Preferred Shares (Acquired 10/04/22, Cost: $186,420)	780		236,697
Flexe, Inc., Series D Preferred Shares (Acquired 06/14/22, Cost: $1,714,289)	84,056		1,720,390
Project CS Co-Invest Fund, L.P. (Acquired 02/24/23, Cost: $2,825,429)	—	(d)	2,881,937
Stripe, Inc., Series I Preferred Shares (Acquired 03/20/23, Cost: $1,962,273)	97,460		1,962,273

			25,213,546

Total Direct Investments — 38.0%			66,848,115

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Consolidated Schedule of Investments (unaudited) (continued) September 30, 2023	BlackRock Private Investments Fund (Percentages shown are based on Net Assets)

Security	Shares		Value

Primary Investments — 0.1%

Diversified — 0.1%
Grotech Ventures IV, LP (Acquired 10/11/22, Cost: $134,247)(a)(b)(c)(g)	—	(d)	$115,705

Secondary Investments — 29.7%(a)

Commercial Services & Supplies(c) — 0.5%
Amberjack Capital Feeder Fund B LP (Acquired 12/01/21, Cost: $302,404)	—	(d)	339,979
Platinum Equity Continuation Fund LP (Acquired 12/16/21, Cost: $1,717,529)(b)	—	(d)	557,519

			897,498

Diversified — 14.8%
GA Atlas, LP (Acquired 03/22/22, Cost: $2,934,444)(b)(c) .	—	(d)	2,537,757
Grotech Ventures III, LP (Acquired 09/30/22, Cost: $1,481,704)(b)(c)(g)	—	(d)	1,424,481
Inovia Continuity Fund I, LP (Acquired 09/17/21, Cost: $1,893,420)(b)(c)	—	(d)	1,663,863
Pamlico Capital III Continuation Fund, L.P. (Acquired 01/27/23, Cost: $2,905,832)(b)(c)	—	(d)	3,380,656
Providence Equity Partners VII L.P.(b)	—	(d)	4,676,630
Providence Equity Partners VII-A L.P.(b)	—	(d)	4,864,907
Roark Capital Partners CF LP (Acquired 08/26/22, Cost: $2,893,541)(c)	—	(d)	3,873,580
STG Alternative Investments SCA SICAV RAIF Sub Fund E (Acquired 10/01/21, Cost: $1,842,083)(b)(c)	—	(d)	3,564,768

			25,986,642

Electronic Equipment, Instruments & Components — 2.1%
Behrman Capital Micross CF LP (Acquired 02/24/22, Cost: $2,700,156)(b)(c)	—	(d)	3,618,706

Energy Equipment & Services — 2.3%
Amberjack Capital Feeder Fund Cayman LP (Acquired 12/01/21, Cost: $2,230,792)(c)	—	(d)	4,033,359

Food Products(c) — 4.4%
CREO Capital Partners V-A LP (Acquired 09/20/21, Cost: $3,038,498)(b)	—	(d)	4,116,637
Kohlberg TE Investors VII CV LP (Acquired 07/13/21, Cost: $3,136,994)	—	(d)	3,706,518

			7,823,155

Health Care Providers & Services — 3.3%
Zenyth Partners Continuation Fund, LP (Acquired 09/29/22, Cost: $4,733,729)(b)(c)	—	(d)	5,863,594

Trading Companies & Distributors — 2.3%
Bain Capital Empire Holdings, LP (Acquired 10/27/22, Cost: $3,425,099)(b)(c)	—	(d)	4,024,655

Total Secondary Investments — 29.7%			52,247,609

Total Private Equity Investments — 67.8% (Cost: $102,890,931)			119,211,429

	Par (000)

Asset-Backed Securities
Apidos CLO XXXVII, Series 2021-37A, Class A, (3-mo. CME Term SOFR + 1.39%), 6.74%, 10/22/34(h)(i)	$1,000		992,807

Security	Par (000)	Value

Asset-Backed Securities (continued)
Battalion CLO XIX Ltd., Series 2021-19A, Class B, (3-mo. CME Term SOFR + 1.86%), 7.17%, 04/15/34(h)(i)	$1,000	$974,488
CIFC Funding Ltd.(h)(i)
Series 2019-6A, Class A1, (3-mo. CME Term SOFR + 1.59%), 6.90%, 01/16/33	1,000	997,860
Series 2021-6A, Class A, (3-mo. CME Term SOFR + 1.40%), 6.71%, 10/15/34	1,000	994,340
Clover CLO LLC, Series 2020-1R, Class AR, (3-mo. CME Term SOFR + 1.42%), 6.73%, 04/15/34(h)(i)	1,000	994,490
Dryden 58 CLO Ltd., Series 2018-58A, Class B, (3-mo. CME Term SOFR + 1.76%), 7.07%, 07/17/31(h)(i)	750	738,525
Elmwood CLO II Ltd., Series 2019-2A, Class AR, (3-mo. CME Term SOFR + 1.41%), 6.74%, 04/20/34(h)(i)	1,000	996,068
Elmwood CLO IX Ltd., Series 2021-2A, Class A, (3-mo. CME Term SOFR + 1.39%), 6.72%, 07/20/34(h)(i)	1,000	992,755
Elmwood CLO X Ltd., Series 2021-3A, Class A, (3-mo. CME Term SOFR + 1.30%), 6.63%, 10/20/34(h)(i)	1,000	996,156
Galaxy XXVII CLO Ltd., Series 2018-27A, Class C, (3-mo. CME Term SOFR + 2.06%), 7.43%, 05/16/31(h)(i)	700	684,782
Goldentree Loan Opportunities X Ltd., Series 2015- 10A, Class AR, (3-mo. CME Term SOFR + 1.38%), 6.71%, 07/20/31(h)(i)	1,000	997,608
Madison Park Funding LIX Ltd., Series 2021-59A, Class A, (3-mo. CME Term SOFR + 1.40%), 6.71%, 01/18/34(h)(i)	1,000	995,523
Madison Park Funding XLV Ltd., Series 2020-45A, Class BR, (3-mo. CME Term SOFR + 1.96%), 7.27%, 07/15/34(h)(i)	1,000	990,200
Madison Park Funding XXXII Ltd., Series 2018-32A, Class A1R, (3-mo. CME Term SOFR + 1.26%), 6.61%, 01/22/31(h)(i)	1,000	994,254
Neuberger Berman Loan Advisers CLO Ltd.(h)(i)
Series 2019-33A, Class AR, (3-mo. CME Term SOFR + 1.34%), 6.65%, 10/16/33	1,000	996,968
Series 2021-40A, Class A, (3-mo. CME Term SOFR + 1.32%), 6.63%, 04/16/33	1,000	995,889
Series 2021-43A, Class A, (3-mo. CME Term SOFR + 1.39%), 6.70%, 07/17/35	1,000	991,358
Palmer Square CLO Ltd.(h)(i)
Series 2018-1A, Class A1, (3-mo. CME Term SOFR + 1.29%), 6.60%, 04/18/31	945	943,494
Series 2020-3A, Class A1AR, (3-mo. CME Term SOFR + 1.34%), 6.71%, 11/15/31	1,000	997,906
Series 2021-2A, Class A, (3-mo. CME Term SOFR + 1.41%), 6.72%, 07/15/34	1,000	993,479
Series 2022-1A, Class B, (3-mo. CME Term SOFR + 1.80%), 7.13%, 04/20/35	1,000	989,500
RR Ltd., Series 2021-19A, Class A1, (3-mo. CME Term SOFR + 1.40%), 6.71%, 10/15/35(h)(i)	1,000	994,512

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	9

Consolidated Schedule of Investments (unaudited) (continued) September 30, 2023	BlackRock Private Investments Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
Signal Peak CLO Ltd., Series 2018-8A, Class C, (3-mo. CME Term SOFR + 2.26%), 7.59%, 04/20/33(h)(i)	$750	$733,395
Whitebox CLO II Ltd., Series 2020-2A, Class A1R, (3- mo. CME Term SOFR + 1.48%), 6.83%, 10/24/34(h)(i)	500	495,960

Total Asset-Backed Securities — 12.8% (Cost: $22,365,892)		22,472,317

Corporate Bonds

Banks — 1.1%
Danske Bank A/S, (1-year CMT + 2.10%), 6.47%, 01/09/26(h)(i)	2,000	1,996,340

Building Materials — 0.2%
Standard Industries, Inc., 4.75%, 01/15/28(i)	324	292,244

Building Products — 0.1%
Advanced Drainage Systems, Inc., 5.00%, 09/30/27(i)	215	200,869

Capital Markets — 0.7%
UBS Group AG, (1-year CMT + 1.60%), 6.33%, 12/22/27(h)(i)	1,250	1,247,993

Commercial Services & Supplies(i) — 0.2%
Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, 04/15/26	191	185,302
United Rentals North America, Inc., 6.00%, 12/15/29	132	128,522

		313,824

Consumer Finance — 0.1%
Block, Inc., 2.75%, 06/01/26	210	188,874

Consumer Staples Distribution & Retail(i) — 0.1%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 5.88%, 02/15/28	137	131,859
Lamb Weston Holdings, Inc., 4.13%, 01/31/30	133	113,735

		245,594

Diversified REITs — 0.1%
Iron Mountain, Inc., 7.00%, 02/15/29(i)	162	158,441

Electric Utilities — 0.1%
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28(i)	163	141,565

Electrical Equipment — 0.1%
Regal Rexnord Corp., 6.05%, 04/15/28(i)	135	131,310

Financial Services — 6.3%
Bank of America Corp., (1-day SOFR + 1.34%), 5.93%, 09/15/27(h)	3,000	2,977,891
Goldman Sachs Group, Inc., (1-day SOFR + 1.08%), 5.80%, 08/10/26(h)	2,500	2,480,883
HSBC Holdings PLC, (1-day SOFR + 1.57%), 5.89%, 08/14/27(h)	2,500	2,469,501
Morgan Stanley, (1-day SOFR + 0.51%), 0.79%, 01/22/25(h)	3,000	2,941,920
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.88%, 10/15/26(i)	154	135,626

		11,005,821

Security	Par (000)	Value

Health Care Equipment & Supplies — 0.8%
Avantor Funding, Inc., 4.63%, 07/15/28(i)	$163	$148,604
GE HealthCare Technologies, Inc., 5.55%, 11/15/24	1,265	1,258,659

		1,407,263

Health Care Providers & Services — 0.1%
Tenet Healthcare Corp., 5.13%, 11/01/27	142	132,150

Health Care Technology — 0.1%
IQVIA, Inc., 5.00%, 10/15/26(i)	208	198,859

Independent Power and Renewable Electricity Producers — 0.2%
Clearway Energy Operating LLC, 4.75%, 03/15/28(i)	347	310,343

Internet Software & Services(i) — 0.2%
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, 12/01/27	118	111,309
Match Group Holdings II LLC, 4.63%, 06/01/28	333	298,539

		409,848

Media(i) — 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.00%, 02/01/28	291	264,268
Sirius XM Radio, Inc., 5.00%, 08/01/27	148	135,183

		399,451

Metals & Mining(i) — 0.2%
Big River Steel LLC/BRS Finance Corp., Series L, 6.63%, 01/31/29	165	163,027
Novelis Corp., 3.25%, 11/15/26	209	186,657

		349,684

Offshore Drilling & Other Services — 0.1%
Entegris Escrow Corp., 4.75%, 04/15/29(i)	218	195,984

Semiconductors & Semiconductor Equipment — 0.1%
Sensata Technologies BV, 5.00%, 10/01/25(i)	277	268,534

Technology Hardware, Storage & Peripherals — 0.1%
Seagate HDD Cayman, 8.25%, 12/15/29(i)	150	154,050

Textiles, Apparel & Luxury Goods — 0.1%
Hanesbrands, Inc., 4.88%, 05/15/26(i)	119	109,095

Wireless Telecommunication Services — 0.1%
SBA Communications Corp., 3.13%, 02/01/29	225	187,666

Total Corporate Bonds — 11.4% (Cost: $20,444,279)		20,045,802

Floating Rate Loan Interests(h)

Aerospace & Defense — 0.1%
Setanta Aircraft Leasing Designated Activity Co., Term Loan B, (3-mo. CME Term SOFR + 2.00%), 7.65%, 11/05/28	139	138,849

Automobile Components — 0.0%
Allison Transmission, Inc., Series 2021, 2019 Term Loan B, (1-mo. CME Term SOFR + 1.75%), 7.17%, 03/29/26	49	48,599

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) September 30, 2023	BlackRock Private Investments Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Broadline Retail — 0.1%
Fanatics Commerce Intermediate Holdco LLC, Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.83%, 11/24/28	$64	$64,049
Sally Holdings, LLC, 2023 CovLite Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.57%, 02/28/30	39	38,805

		102,854

Building Products — 0.1%
Advanced Drainage Systems, Inc., Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.68%, 07/31/26	53	53,696
CPG International LLC, 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.92%, 04/28/29	45	45,483
Jeld-Wen, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.68%, 07/28/28	51	50,585

		149,764

Capital Markets — 0.1%
Axalta Coating Systems U.S. Holdings, Inc., 2023 USD Term Loan B4, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.90%, 12/20/29	86	85,597
Castlelake Aviation Ltd., Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.42%, 10/22/26	58	58,061
Castlelake Aviation One DAC, 2023 Incremental Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.42%, 10/22/27	19	18,811

		162,469

Chemicals — 0.3%
Element Solutions, Inc., 2019 Term Loan B1, (1-mo. CME Term SOFR + 2.00%), 7.32%, 01/31/26	68	67,666
HB Fuller Co., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.57%, 02/15/30	26	25,898
INEOS Enterprises Holdings U.S. Finco LLC, 2023 USD 1st Lien Term Loan B, (3-mo. CME Term SOFR + 3.75%), 9.27%, 06/23/30	60	59,800
INEOS U.S. Finance LLC
2021 USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.92%, 11/08/28	98	97,422
2023 USD Term Loan B, (1-mo. CME Term SOFR + 3.50%), 8.92%, 02/18/30	58	57,349
Messer Industries GmbH, 2018 USD Term Loan, (3-mo. CME Term SOFR + 2.50%), 8.15%, 03/02/26	99	98,986
PQ Corp., 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.97%, 06/09/28	86	85,604

		492,725

Commercial Services & Supplies — 0.4%
Aramark Services, Inc., 2023 Term Loan B6, (1-mo. CME Term SOFR + 2.50%), 7.93%, 06/22/30	160	159,832
Asplundh Tree Expert LLC, 2021 Term Loan B, (1-mo. CME Term SOFR + 1.75%), 7.17%, 09/07/27	72	71,494
Clean Harbors, Inc., 2021 Incremental Term Loan B, (1-mo. CME Term SOFR + 2.00%), 7.43%, 10/08/28 .	73	73,406
Covanta Holding Corp.
2021 Term Loan C, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.82%, 11/30/28	6	5,680
2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.82%, 11/30/28	75	74,683

Security	Par (000)	Value

Commercial Services & Supplies (continued)
GFL Environmental, Inc., 2023 First Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.82%, 05/31/27	$37	$36,622
Prime Security Services Borrower LLC, 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 2.75%), 8.19%, 09/23/26	101	101,355
Tempo Acquisition LLC, 2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.32%, 08/31/28	171	170,952

		694,024

Communications Equipment — 0.0%
Ciena Corp., 2023 Term Loan B, (1-mo. CME Term SOFR + 2.50%), 7.82%, 01/18/30	43	42,893
Viasat, Inc., 2023 Term Loan, 05/30/30(j)	10	9,256

		52,149

Construction Materials — 0.0%
Smyrna Ready Mix Concrete, LLC, Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.67%, 04/02/29(a)	70	69,911

Consumer Staples Distribution & Retail — 0.1%
BJ’s Wholesale Club, Inc., 2017 1st Lien Term Loan, (1-mo. CME Term SOFR + 2.75%), 8.08%, 02/03/27 .	98	97,702
U.S. Foods, Inc., 2019 Term Loan B, (1-mo. CME Term SOFR + 2.00%), 7.43%, 09/13/26	142	141,863

		239,565

Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.68%, 11/24/28	136	134,949

Diversified REITs — 0.1%
RHP Hotel Properties, LP, 2023 Term Loan B, (1-mo. CME Term SOFR + 2.75%), 8.07%, 05/18/30	99	99,649

Diversified Telecommunication Services — 0.2%
Iridium Satellite LLC, 2023 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 2.50%), 7.90%, 09/20/30	139	138,596
Level 3 Financing, Inc., 2019 Term Loan B, (1-mo. CME Term SOFR + 1.75%), 7.18%, 03/01/27	28	26,722
Virgin Media Bristol LLC, 2020 USD Term Loan Q, (1- mo. CME Term SOFR + 3.25%), 8.70%, 01/31/29	162	157,839

		323,157

Entertainment — 0.2%
Aristocrat Technologies, Inc., 2022 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.74%, 05/24/29	23	22,505
Delta 2 Lux SARL, 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.32%, 01/15/30	86	85,722
Playtika Holding Corp., 2021 Term Loan, (1-mo. CME Term SOFR + 2.75%), 8.18%, 03/13/28	97	97,137
WMG Acquisition Corp., 2021 Term Loan G, (1-mo. CME Term SOFR + 2.13%), 7.56%, 01/20/28	184	183,822

		389,186

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	11

Consolidated Schedule of Investments (unaudited) (continued) September 30, 2023	BlackRock Private Investments Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Financial Services — 0.3%
Belron Finance U.S. LLC
2019 USD Term Loan B3, (3-mo. CME Term SOFR + 2.25%), 7.88%, 10/30/26	$63	$63,273
2021 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.43%), 8.06%, 04/13/28	91	90,772
GIP Pilot Acquisition Partners LP, Term Loan, 09/18/30(a)(j)	32	31,880
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.67%, 03/24/25 .	186	185,315
WEX, Inc., 2021 Term Loan, (1-mo. CME Term SOFR + 2.25%), 7.68%, 03/31/28	118	118,043

		489,283

Food Products — 0.2%
B&G Foods, Inc., 2019 Term Loan B4, (1-mo. CME Term SOFR + 2.50%), 7.82%, 10/10/26	11	10,520
Froneri International Ltd., 2020 USD Term Loan, (1-mo. CME Term SOFR + 2.25%), 7.67%, 01/29/27	140	138,480
Hostess Brands, LLC, 2023 Term Loan B, (3-mo. CME Term SOFR + 2.50%), 7.89%, 06/28/30	123	123,020
Nomad Foods U.S. LLC, Term Loan B4, (6-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 11/12/29	48	48,357

		320,377

Ground Transportation — 0.2%
Avis Budget Car Rental LLC, 2020 Term Loan B, (1-mo. CME Term SOFR + 1.75%), 7.18%, 08/06/27	143	142,329
Genesee & Wyoming, Inc., Term Loan, (3-mo. CME Term SOFR + 2.00%), 7.49%, 12/30/26	182	181,646
Uber Technologies, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR + 2.75%), 8.16%, 03/03/30	91	90,860

		414,835

Health Care Providers & Services — 0.0%
Option Care Health, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.18%, 10/27/28	53	53,632

Hotels, Restaurants & Leisure — 0.7%
Burger King (Restaurant Brands International, Inc.)/New Red Finance, Inc., 2023 Term Loan B5, (1-mo. CME Term SOFR + 2.25%), 7.57%, 09/23/30	206	204,754
Carnival Corp., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.00%), 8.33%, 08/08/27	29	28,819
Churchill Downs, Inc., 2021 Incremental Term Loan B1, (1-mo. CME Term SOFR + 2.00%), 7.42%, 03/17/28 .	74	74,129
Flutter Financing BV, 2022 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.90%, 07/22/28	54	53,734
Four Seasons Hotels Ltd., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.92%, 11/30/29	80	79,730
Hilton Worldwide Finance LLC, 2019 Term Loan B2, (1-mo. CME Term SOFR + 1.75%), 7.17%, 06/22/26 .	177	176,818
PENN Entertainment, Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.17%, 05/03/29	96	95,907
Scientific Games International, Inc., 2022 USD Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.43%, 04/14/29	105	105,390

Security	Par (000)	Value

Hotels, Restaurants & Leisure (continued)
SeaWorld Parks & Entertainment, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.43%, 08/25/28	$70	$69,449
Station Casinos LLC, 2020 Term Loan B, (1-mo. CME Term SOFR at 0.25% Floor + 2.25%), 7.67%, 02/08/27	91	91,268
Wyndham Hotels & Resorts, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.67%, 05/24/30	165	164,587

		1,144,585

Independent Power and Renewable Electricity Producers — 0.0%
Calpine Construction Finance Co. LP, 2023 Refinancing Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.57%, 07/31/30	54	53,672

Interactive Media & Services — 0.0%
Adevinta ASA, USD Term Loan B, (3-mo. CME Term SOFR + 2.75%), 8.32%, 06/26/28	41	40,788

IT Services — 0.2%
Go Daddy Operating Co. LLC, 2022 Term Loan B5, (1-mo. CME Term SOFR + 2.50%), 7.82%, 11/09/29	169	168,947
GTCR W Merger Sub LLC, USD Term Loan B, 09/20/30(j)	144	143,280
World Wide Technology Holding Co. LLC, Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.68%, 03/01/30	40	39,750

		351,977

Life Sciences Tools & Services — 0.2%
Avantor Funding, Inc., 2021 Term Loan B5, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.67%, 11/08/27	85	84,619
Catalent Pharma Solutions, Inc., 2021 Term Loan B3, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 7.44%, 02/22/28	35	34,693
ICON Luxembourg SARL, LUX Term Loan, (3-mo. CEM Term SOFR + 2.25%), 7.90%, 07/03/28	135	134,620
IQVIA, Inc., 2018 USD Term Loan B3, (3-mo. CME Term SOFR + 1.75%), 7.40%, 06/11/25	109	108,975
PRA Health Sciences, Inc., US Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.90%, 07/03/28	33	33,541

		396,448

Machinery — 0.1%
Barnes Group, Inc., Term Loan B, (3-mo. CME Term SOFR + 3.00%), 8.42%, 09/03/30	27	27,014
Clark Equipment Co., 2022 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.99%, 04/20/29	33	32,968
Emerald Debt Merger Sub LLC, Term Loan B, (3-mo. CME Term SOFR + 3.00%), 8.32%, 05/31/30	81	80,757
Generac Power Systems, Inc., 2019 Term Loan B, (1-mo. CME Term SOFR + 1.75%), 7.18%, 12/13/26	33	33,165
Zurn LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 7.43%, 10/04/28	48	47,327

		221,231

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) September 30, 2023	BlackRock Private Investments Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media — 0.1%
Cogeco Financing 2 LP, 2021 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.93%, 09/01/28	$118	$115,031
CSC Holdings LLC, 2019 Term Loan B5, (1-mo. CME Term SOFR + 2.50%), 7.95%, 04/15/27	19	16,848
Midcontinent Communications, 2019 Term Loan B, (1- mo. CME Term SOFR + 1.75%), 7.07%, 08/15/26(a)	97	96,443

		228,322

Oil, Gas & Consumable Fuels — 0.1%
Murphy USA, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 7.19%, 01/31/28	64	64,132
Oryx Midstream Services Permian Basin LLC, 2023 Incremental Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.69%, 10/05/28	70	69,680
Whitewater Whistler Holdings LLC, Term Loan B, (3-mo. CME Term SOFR + 3.25%), 8.64%, 02/15/30	80	79,866

		213,678

Passenger Airlines — 0.2%
AAdvantage Loyalty IP Ltd., Series AA, 2021 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.34%, 04/20/28	41	42,035
Air Canada, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 3.50%), 9.13%, 08/11/28	158	157,670
United Airlines, Inc., Series AA, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.18%, 04/21/28	192	192,374

		392,079

Pharmaceuticals — 0.3%
Elanco Animal Health, Inc., Term Loan B, (1-mo. CME Term SOFR + 1.75%), 7.18%, 08/01/27	178	174,087
Jazz Financing Lux SARL, USD Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.93%, 05/05/28	133	132,978
Organon & Co., USD Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.44%, 06/02/28	97	96,709
Perrigo Investments LLC, Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.67%, 04/20/29	75	74,812
Prestige Brands, Inc., 2021 Term Loan B5, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 7.43%, 07/03/28	50	49,712

		528,298

Professional Services — 0.3%
ASGN, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.57%, 08/30/30	12	12,030
Fleetcor Technologies Operating Co. LLC, Series C, 2021 Term Loan B4, (1-mo. CME Term SOFR + 1.75%), 7.17%, 04/28/28	184	183,194
Maximus, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 7.42%, 05/28/28	74	74,259
Trans Union LLC, 2019 Term Loan B5, (1-mo. CME Term SOFR + 1.75%), 7.17%, 11/16/26	236	235,323

		504,806

Security	Par (000)	Value

Real Estate Management & Development — 0.1%
Cushman & Wakefield U.S. Borrower LLC
2020 Term Loan B, (1-mo. CME Term SOFR + 2.75%), 8.18%, 08/21/25	$3	$3,362
2023 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.67%, 01/31/30	59	57,946
2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.32%, 01/31/30	16	15,840

		77,148

Semiconductors & Semiconductor Equipment — 0.1%
MKS Instruments, Inc., 2022 USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.17%, 08/17/29	139	138,427
Synaptics, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.91%, 12/02/28	69	69,130

		207,557

Software — 0.3%
Informatica LLC, 2021 USD Term Loan B, (1-mo. CME Term SOFR + 2.75%), 8.18%, 10/27/28	171	171,063
NortonLifeLock, Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 7.42%, 09/12/29	165	164,212
SS&C Technologies, Inc., 2018 Term Loan B5, (1-mo. CME Term SOFR + 1.75%), 7.18%, 04/16/25	145	144,760
ZoomInfo LLC, 2023 Term Loan B, (1-mo. CME Term SOFR + 2.75%), 8.17%, 02/28/30	21	20,816

		500,851

Specialty Retail — 0.1%
Leslie’s Poolmart, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.18%, 03/09/28	93	91,068
PetSmart, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.17%, 02/11/28	99	98,562
Restoration Hardware, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.93%, 10/20/28	52	50,022

		239,652

Textiles, Apparel & Luxury Goods — 0.1%
Crocs, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.53%, 02/20/29	78	78,868
Hanesbrands, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.07%, 03/08/30(a)	59	57,445

		136,313

Trading Companies & Distributors — 0.2%
Beacon Roofing Supply, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.68%, 05/19/28	155	154,528
GYP Holdings III Corp., 2023 Term Loan, (1-mo. CME Term SOFR + 3.00%), 8.32%, 05/12/30	99	99,644
SiteOne Landscape Supply, LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 7.43%, 03/23/28	18	17,909

		272,081

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	13

Consolidated Schedule of Investments (unaudited) (continued) September 30, 2023	BlackRock Private Investments Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wireless Telecommunication Services — 0.1%
SBA Senior Finance II LLC, 2018 Term Loan B, (1-mo. CME Term SOFR + 1.75%), 7.17%, 04/11/25	$135	$135,218

Total Floating Rate Loan Interests — 5.7% (Cost: $10,020,244)		10,020,681

Total Long-Term Investments — 97.7% (Cost: $155,721,346)		171,750,229

	Shares

Short-Term Securities

Money Market Funds — 2.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.23%(k)(l)	4,001,478	4,001,478

Total Short-Term Securities — 2.3% (Cost: $4,001,478)		4,001,478

Total Investments — 100.0% (Cost: $159,722,824)		175,751,707

Liabilities in Excess of Other Assets — 0.0%		(48,304)

Net Assets — 100.0%		$175,703,403

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $109,669,892, representing 62.4% of its net assets as of period end, and an original cost of $93,349,394.

(d)	Investment does not issue shares.

(e)	Investment is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(f)	Convertible security.
(g)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(h)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(i)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(j)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(k)	Affiliate of the Fund.
(l)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended September 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/23	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 09/30/23	Shares Held at 09/30/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$2,144,534	$1,856,944	(a)	$—	$—	$—	$4,001,478	4,001,478	$368,080	$—

(a)	Represents net amount purchased (sold).

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) September 30, 2023	BlackRock Private Investments Fund

Derivative Financial Instruments Outstanding as of Period End

OTC Total Return Swaps

Paid by the Fund		Received by the Fund					Notional Amount (000)			Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency	Counterparty	Effective Date	Termination Date			Value
DoubleVerify Holdings, Inc.	Monthly	1-Day SOFR minus 0.05%, 5.31%	Monthly	BNP Paribas SA	N/A	07/15/24	USD	1,567	$517,722	$—	$517,722
DoubleVerify Holdings, Inc.	Monthly	1-Day SOFR minus 0.05%, 5.31%	Monthly	BNP Paribas SA	N/A	07/15/24	USD	254	77,276	—	77,276
Topgolf Callaway Brands Corp.	Monthly	1-Day SOFR minus 0.05%, 5.31%	Monthly	BNP Paribas SA	N/A	07/15/24	USD	648	216,274	—	216,274
DoubleVerify Holdings, Inc.	Monthly	1-Day SOFR minus 0.05%, 5.31%	Monthly	BNP Paribas SA	N/A	07/15/24	USD	993	310,276	—	310,276
DoubleVerify Holdings, Inc.	Monthly	1-Day SOFR minus 0.05%, 5.31%	Monthly	BNP Paribas SA	N/A	08/21/24	USD	748	115,808	—	115,808
Topgolf Callaway Brands Corp.	Monthly	1-Day SOFR minus 0.05%, 5.31%	Monthly	BNP Paribas SA	N/A	08/21/24	USD	265	40,809	—	40,809
DoubleVerify Holdings, Inc.	Monthly	1-Day SOFR minus 0.05%, 5.31%	Monthly	BNP Paribas SA	N/A	08/22/24	USD	393	61,597	—	61,597

									$1,339,762	$—	$1,339,762

Balances Reported in the Consolidated Statement of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$1,339,762	$—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$—	$1,339,762	$—	$—	$—	$1,339,762

For the period ended September 30, 2023, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Swaps	$—	$—	$147,002	$—	$—	$—	$147,002

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	$—	$—	$1,339,762	$—	$—	$—	$1,339,762

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Total return swaps:
Average notional value	$2,433,638

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	15

Consolidated Schedule of Investments (unaudited) (continued) September 30, 2023	BlackRock Private Investments Fund

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Swaps — OTC(a)	$1,339,762	$—

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	1,339,762	—

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$1,339,762	$—

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(a)
BNP Paribas SA	$1,339,762	$—	$—	$(1,120,000)	$219,762

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Private Equity Investments
Direct Investments	$—	$—	$66,848,115	$66,848,115
Primary Investments	—	—	115,705	115,705
Secondary Investments	—	—	52,247,609	52,247,609
Asset-Backed Securities	—	22,472,317	—	22,472,317
Corporate Bonds	—	20,045,802	—	20,045,802
Floating Rate Loan Interests	—	9,765,002	255,679	10,020,681
Short-Term Securities
Money Market Funds	4,001,478	—	—	4,001,478

	$4,001,478	$52,283,121	$119,467,108	$175,751,707

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$1,339,762	$—	$1,339,762

(a)	Derivative financial instruments are swaps contracts. Swaps contracts are valued at the unrealized appreciation (depreciation) on the instrument.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Direct Investments	Primary Investments	Secondary Investments	Floating Rate Loan Interests	Total
Assets
Opening balance, as of March 31, 2023	$51,955,994	$109,344	$40,007,468	$337,334	$92,410,140
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—		(183,381)

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) September 30, 2023	BlackRock Private Investments Fund

	Direct Investments	Primary Investments	Secondary Investments	Floating Rate Loan Interests	Total
Accrued discounts/premiums	$—	$—	$—	$(7)	$(7)
Net realized gain (loss)	—	—	—	291	291
Net change in unrealized appreciation (depreciation)(a)(b)	6,113,877	(18,328)	2,384,841	(1,773)	8,478,617
Purchases	13,728,653	24,689	9,968,520	143,131	23,864,993
Sales	(4,950,409)	—	(113,220)	(39,916)	(5,103,545)

Closing balance, as of September 30, 2023	$66,848,115	$115,705	$52,247,609	$255,679	$119,467,108

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2023(b)	$6,113,877	$(18,328)	$2,384,841	$(1,627)	$8,478,763

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2023 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Fund’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $9,797,216. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Direct Investments	$66,848,115	Market	EBITDA Multiple	4.00x -19.00x		12.07x
			EBIT Multiple	11.50x		—
			Revenue Multiple	1.62x - 21.25x		8.19x
			Billings Multiple	8.02x		—
			Volatility	36 - 58%		49%
			Time to Exit	1.3 -2.5 years		1.8 years
			Yield	91%		—

Primary Investments	115,705	Market	Market Adjustment Factor	0.97x		—

Secondary Investments	42,706,072	Market	Market Adjustment Factor	0.94x - 1.03x		0.98x

	$109,669,892

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to consolidated financial statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	17

Consolidated Statement of Assets and Liabilities (unaudited)

September 30, 2023

BlackRock Private Investments Fund

ASSETS
Investments, at value — unaffiliated(a)	$171,750,229
Investments, at value — affiliated(b)	4,001,478
Cash	10,179,989
Receivables:
Investments sold	92,647
Interest — unaffiliated	603,885
Unrealized appreciation on OTC swaps	1,339,762
Prepaid expenses	177,409

Total assets	188,145,399

LIABILITIES
Cash received as collateral for OTC derivatives	1,120,000
Capital contributions received in advance	10,164,600
Payables:
Investments purchased	194,351
Accounting services fees	35,198
Custodian fees	1,730
Investment advisory fees	438,298
Trustees’ and Officer’s fees	152
Recoupment of past waived fees	41,400
Other accrued expenses	54,818
Professional fees	346,209
Transfer agent fees	45,240

Total liabilities	12,441,996

Commitments and contingent liabilities

NET ASSETS	$175,703,403

NET ASSETS CONSIST OF
Paid-in capital	$159,739,316
Accumulated earnings	15,964,087

NET ASSETS	$175,703,403

NET ASSET VALUE
Institutional
Net assets	$175,429,702

Shares outstanding	15,942,482

Net asset value	$11.00

Shares authorized	Unlimited

Par value	$0.001

Class D
Net assets	$273,701

Shares outstanding	25,000

Net asset value	$10.95

Shares authorized	Unlimited

Par value	$0.001

(a) Investments, at cost — unaffiliated	$155,721,346
(b) Investments, at cost — affiliated	$4,001,478

See notes to consolidated financial statements.

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Operations (unaudited)

Six Months Ended September 30, 2023

BlackRock Private Investments Fund

INVESTMENT INCOME
Dividends — unaffiliated	$250,269
Dividends — affiliated	368,080
Interest — unaffiliated	1,459,788
Other income — unaffiliated	3,594

Total investment income	2,081,731

EXPENSES
Investment advisory	1,445,271
Professional	303,016
Portfolio investment fees	128,159
Transfer agent	79,430
Accounting services	69,430
Trustees and Officer	47,661
Recoupment of past waived and/or reimbursed fees	40,109
Registration	27,075
Custodian	6,211
Printing and postage	2,996
Recoupment of past waived and/or reimbursed fees — class specific	1,291
Miscellaneous	19,060

Total expenses	2,169,709
Less:
Fees waived and/or reimbursed by the Manager	(624,701)

Total expenses after fees waived and/or reimbursed	1,545,008

Net investment income	536,723

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(245,141)
Foreign currency transactions	23,365
Swaps	147,002

(74,774)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	8,933,890
Foreign currency translations	(156)
Swaps	1,339,762

10,273,496

Net realized and unrealized gain	10,198,722

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,735,445

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	19

Consolidated Statements of Changes in Net Assets

	BlackRock Private Investments Fund
	Six Months Ended 09/30/23 (unaudited)	Year Ended 03/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$536,723	$377,025
Net realized loss	(74,774)	(1,821,337)
Net change in unrealized appreciation (depreciation)	10,273,496	5,132,618

Net increase in net assets resulting from operations	10,735,445	3,688,306

CAPITAL SHARE TRANSACTIONS
Proceeds from issuance of capital shares (net of change in capital contributions received in advance)	18,797,674	36,730,373
Repurchase of shares resulting from tender offers	(186,554)	—

Net increase in net assets derived from capital share transactions	18,611,120	36,730,373

NET ASSETS
Total increase in net assets	29,346,565	40,418,679
Beginning of period	146,356,838	105,938,159

End of period	$175,703,403	$146,356,838

See notes to consolidated financial statements.

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Cash Flows  (unaudited)

Six Months Ended September 30, 2023

BlackRock Private Investments Fund

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$10,735,445
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	27,764,257
Purchases of long-term investments	(56,489,462)
Net proceeds from sales of short-term securities	9,021,422
Amortization of premium and accretion of discount on investments and other fees	(93,010)
Net realized loss on investments	245,141
Net unrealized appreciation on investments, swaps and foreign currency translations	(10,273,496)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	5,787
From affiliate	70,675
Interest — unaffiliated	(185,631)
Prepaid expenses	(138,496)
Increase (Decrease) in Liabilities
Cash received
Collateral — OTC derivatives	1,120,000
Payables
Accounting services fees	(70,095)
Custodian fees	(3,768)
Investment advisory fees	(496,870)
Trustees’ and Officer’s fees	118
Other accrued expenses	52,567
Professional fees	90,972
Transfer agent fees	(63,893)

Net cash used for operating activities	(18,708,337)

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Payments on shares repurchased	(186,554)
Proceeds from issuance of capital shares (net of change in capital contributions received in advance)	23,656,600

Net cash provided by financing activities	23,470,046

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(167)

CASH AND FOREIGN CURRENCY
Net increase in restricted and unrestricted cash and foreign currency	4,761,542
Restricted and unrestricted cash and foreign currency at beginning of period	5,418,447

Restricted and unrestricted cash and foreign currency at end of period	$10,179,989

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
Cash	$10,179,989

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	21

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Private Investments Fund

	Institutional
	Six Months Ended 09/30/23	(a)	Year Ended		Year Ended		Period from 03/01/21	(b)
	(unaudited	)	03/31/23	(a)	03/31/22		to 03/31/21

Net asset value, beginning of period	$10.32		$10.08		$9.94		$10.00

Net investment income (loss)(c)	0.03		0.03		(0.09)		(0.02)
Net realized and unrealized gain (loss)	0.65		0.21		0.23		(0.04)

Net increase (decrease) from investment operations	0.68		0.24		0.14		(0.06)

Net asset value, end of period	$11.00		$10.32		$10.08		$9.94

Total Return(d)
Based on net asset value	6.59	%(e)	2.38%		1.41%		(0.60	)%(e)

Ratios to Average Net Assets(f)
Total expenses	2.56	%(g)(h)(i)(j)	2.72	%(k)	3.45	%(l)	3.33	%(i)(m)

Total expenses after fees waived and/or reimbursed	1.80	%(g)(i)(j)	1.94	%(k)	2.41	%(l)	2.56	%(i)(m)

Net investment income (loss)	0.73	%(g)(i)(j)	0.28	%(k)	(0.92	)%(l)	(1.72	)%(i)(m)

Supplemental Data
Net assets, end of period (000)	$175,430		$146,099		$105,686		$49,461

Portfolio turnover rate	19%		52%		43%		—	%(n)

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)

Where applicable, assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Portfolio investment fees were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and net investment income (loss) would have been 2.64%, 1.88% and 0.65%, respectively.

(h)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratio would have been 2.51%.
(i)	Annualized.
(j)

Includes non-recurring expenses of portfolio investment fees. Without these fees, total expenses, total expenses after fees waived and/or reimbursed and net investment income (loss) would have been 2.48%, 1.72% and 0.81%, respectively.

(k)

Includes a non-recurring expense of portfolio investment fees which impacted the ratios for total expenses, total expenses after fees waived and/or reimbursed and net investment income (loss). Excluding this adjustment, the ratios would have been 2.50%, 1.72% and 0.50%, respectively.

(l)

Includes a non-recurring expense of offering costs and portfolio investment fees which impacted the ratios for total expenses, total expenses after fees waived and/or reimbursed and net investment income (loss). Excluding this adjustment, the ratios would have been 2.65%, 2.21% and (0.72)%, respectively.

(m)

Audit, printing, offering costs and portfolio investment fees were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and net investment income (loss) would have been 6.11%, 3.54% and (2.70)%, respectively.

(n)	Rounds to less than 1%.

See notes to consolidated financial statements.

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Private Investments Fund (continued)

	Class D
	Six Months Ended 09/30/23	(a)	Year Ended		Year Ended		Period from 03/01/21	(b)
	(unaudited	)	03/31/23	(a)	03/31/22		to 03/31/21

Net asset value, beginning of period	$10.30		$10.07		$9.94		$10.00

Net investment income (loss)(c)	0.04		0.02		(0.08)		(0.02)
Net realized and unrealized gain (loss)	0.61		0.21		0.21		(0.04)

Net increase (decrease) from investment operations	0.65		0.23		0.13		(0.06)

Net asset value, end of period	$10.95		$10.30		$10.07		$9.94

Total Return(d)
Based on net asset value	6.31	%(e)	2.28%		1.31%		(0.60	)%(e)

Ratios to Average Net Assets(f)
Total expenses	2.52	%(g)(h)(i)(j)	2.71	%(k)	3.70	%(l)	7.59	%(i)(m)

Total expenses after fees waived and/or reimbursed	1.76	%(g)(i)(j)	1.94	%(k)	2.48	%(l)	2.81	%(i)(m)

Net investment income (loss)	0.77	%(g)(i)(j)	0.24	%(k)	(0.79	)%(l)	(1.97	)%(i)(m)

Supplemental Data
Net assets, end of period (000)	$274		$257		$252		$248

Portfolio turnover rate	19%		52%		43%		—	%(n)

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)

Where applicable, assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Portfolio investment fees were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and net investment income (loss) would have been 2.60%, 1.84% and 0.69%, respectively.

(h)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratio would have been 2.48%.
(i)	Annualized.
(j)

Includes non-recurring expenses of portfolio investment fees. Without these fees, total expenses, total expenses after fees waived and/or reimbursed and net investment income (loss) would have been 2.44%, 1.68% and 0.85%, respectively.

(k)

Includes a non-recurring expense of portfolio investment fees which impacted the ratios for total expenses, total expenses after fees waived and/or reimbursed and net investment income (loss). Excluding this adjustment, the ratios would have been 2.49%, 1.72% and 0.46%, respectively.

(l)

Includes a non-recurring expense of offering costs and portfolio investment fees which impacted the ratios for total expenses, total expenses after fees waived and/or reimbursed and net investment income (loss). Excluding this adjustment, the ratios would have been 2.80%, 2.21% and (0.52)%, respectively.

(m)

Audit, printing, offering costs and portfolio investment fees were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and net investment income (loss) would have been 10.36%, 3.79% and (2.95)%, respectively.

(n)	Rounds to less than 1%.

See notes to consolidated financial statements.

F I N A N C I A L H I G H L I G H T S	23

Notes to Consolidated Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Private Investments Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is registered as a non-diversified, closed-end management investment company. The Fund is organized as a Delaware statutory trust. The Fund engages in a continuous offering of shares. The Fund determines and makes available for publication the net asset value (“NAV”) of its shares on a quarterly basis. The Fund’s shares are offered for sale quarterly through its Distributor (defined below) at the then-current NAV. The price of the shares during the Fund’s continuous offering will fluctuate over time with the NAV of the shares.

In seeking to achieve its investment objective, under normal conditions, the Fund primarily will invest over time in privately offered equity securities of operating companies (“Portfolio Companies”) and interests in professionally managed private equity funds (“Portfolio Funds”). Interests in such Portfolio Funds may be purchased (i) from third party holders of such interests in secondary transactions or (ii) as part of sponsor-led transactions where the assets held by the Portfolio Fund are known at the time of investment (such Portfolio Funds, “sponsor-led continuation vehicles”). The Fund will seek to participate in privately placed equity and, in some cases, privately placed debt investments in Portfolio Companies (“Direct Investments”). The Fund will also invest in interests in Portfolio Funds that have been acquired from third party investors in secondary transactions or as part of sponsor-led continuation vehicles (“Secondary Investments”), where the Portfolio Funds seek to employ the same types of private equity investment strategies as the Fund. Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods.

The Fund offers two classes of shares designated as Institutional Shares and Class D Shares. Both classes of shares have identical voting, dividend, liquidation and other rights and will be subject to the same terms and conditions, except that Class D Shares bear expenses related to the shareholder servicing of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of Cayman Private Investments Fund, Ltd. (the “Cayman Subsidiary”), which is a wholly-owned subsidiary of the Fund. The Cayman Subsidiary enables the Fund to hold investments that may produce non-qualifying income for tax purposes and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Cayman Subsidiary. The net assets of the Cayman Subsidiary as of period end were $1,760,000, which is 1.0% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Cayman Subsidiary is subject to the same investment policies and restrictions that apply to the Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Portfolio investment fees that are paid outside of a private investment’s commitment, if any, are expensed as incurred. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions from net investment income are declared annually and paid annually. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Cayman Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Cayman Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Fund (the “Board”), the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements (unaudited) (continued)

an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Consolidated Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Consolidated Statement of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	25

Notes to Consolidated Financial Statements (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements (unaudited) (continued)

issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the Secured Overnight Financing Rate (“SOFR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Such agreements may obligate a fund to make future cash payments. As of September 30, 2023, the Fund had outstanding commitments of $8,090,042. These commitments are not included in the net assets of the Fund as of September 30, 2023.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	27

Notes to Consolidated Financial Statements (unaudited) (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Consolidated Statement of Operations, including those at termination.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

28	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements (unaudited) (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a quarterly fee at an annual rate equal to 1.75% of the Fund’s net assets determined quarterly (before the accrual of the service and distribution fee and the investment advisory fee for that quarter and after the accrual of any expense reimbursements owed to the Fund by the Manager pursuant to the expense limitation agreement for that quarter).

The Manager provides investment management and other services to the Cayman Subsidiary. The Manager does not receive separate compensation from the Cayman Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage which includes the assets of the Cayman Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock Capital Investment Advisors, LLC (“BCIA”), an affiliate of the Manager. The Manager pays BCIA for services it provides for that portion of the Fund for which BCIA acts as sub-adviser a quarterly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Fund has entered into a Distribution Agreement (the “Distribution Agreement”) with BlackRock Investments, LLC (the “Distributor”), an affiliate of the Manager, to provide for distribution of the common shares. The Distribution Agreement provides that the Distributor will sell, and will appoint financial intermediaries to sell, common shares on behalf of the Fund on a reasonable efforts basis. The Fund has adopted a distribution and servicing plan (the “Distribution and Servicing Plan”) with respect to certain classes of the common shares and in doing so has voluntarily complied with Rule 12b-1 under the 1940 Act, as if the Fund were an open-end investment company, and will be subject to an ongoing distribution fee and/or shareholder servicing fee (together, the “Distribution and Servicing Fee”) in respect of the classes of common shares paying such Distribution and Servicing Fee. The maximum annual rates at which the Distribution and Servicing Fees may be paid under the Distribution and Servicing Plan (calculated as a percentage of the Fund’s quarterly net assets attributable to the classes of common shares paying such Distribution and Servicing Fee) is 0.25% for Class D Shares. Institutional Shares are not subject to a distribution fee or shareholder servicing fee.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended September 30, 2023, the Fund did not pay any amounts to affiliates in return for these services.

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager contractually agreed to reduce its net investment advisory fee to the annual rate of

1.00% of the Fund’s net assets determined quarterly (before the accrual of the distribution fee and the investment advisory fee for that quarter and after the accrual of any expense reimbursements owed to the Fund by the Manager pursuant to the expense limitation agreement for that quarter) through December 31, 2023. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended September 30, 2023, the amount waived and/or reimbursed was $619,402.

The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended September 30, 2023, the amount waived was $5,299.

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Fund’s Independent Trustees. For the six months ended September 30, 2023, there were no fees waived by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse certain operating and other expenses of the Fund in order to limit certain expenses to 0.75% of the Fund’s average quarterly value of the net assets of each share class (“expense limitation”). Expenses excluded from the expense limitation are limited to the investment advisory fee, service and distribution fees, interest expense, portfolio transaction and other investment-related costs (including acquired fund fees and expenses, commitment fees on leverage, prime broker fees and dividend expense) and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2025. For the six months ended September 30, 2023, there were no fees waived by the Manager pursuant to this arrangement.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	29

Notes to Consolidated Financial Statements (unaudited) (continued)

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective December 31, 2027, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

For the six months ended September 30, 2023, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Fund:

Fund Name	Fund Level	Institutional
BlackRock Private Investments Fund	$40,109	$1,291

As of September 30, 2023, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement were as follows:

	Expiring
Fund Name/Fund Level/Share Class	03/31/24	03/31/25
BlackRock Private Investments Fund
Fund Level	$622,883	$33,695
Institutional	360	2,632
Class D	—	—

Trustees and Officers: Certain trustees and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Consolidated Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended September 30, 2023, purchases and sales of investments, including paydowns/payups excluding short-term securities, were $56,611,186 and $27,671,327, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required. The Fund has adopted September 30 as its tax year-end.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of September 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

As of the tax year ended September 30, 2023, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
BlackRock Private Investments Fund	$311,479	$(2,184,699)	$17,837,307	$15,964,087

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, accounting for swap agreements, timing and recognition of partnership income and amortization methods for premiums on fixed income securities.

As of the tax year ended September 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BlackRock Private Investments Fund	$159,297,380	$23,207,962	$(5,370,655)	$17,837,307

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war,

30	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements (unaudited) (continued)

acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Illiquidity Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Consolidated Schedule of Investments.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Fund may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Fund’s performance.

The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	31

Notes to Consolidated Financial Statements (unaudited) (continued)

10.	CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for the Fund’s Common Shares is $0.001.

For the periods shown, shares issued and outstanding increased by the following amounts:

	Six Months Ended 09/30/23		Year Ended 03/31/23
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
BlackRock Private Investments Fund
Institutional
Proceeds from the issuance of capital shares (excluding capital contributions received in advance)	1,802,252	$18,797,674	3,676,633	$36,730,373
Repurchase of shares resulting from tender offers	(17,818)	(186,554)	—	—

	1,784,434	$18,611,120	3,676,633	$36,730,373

The Fund intends, but is not obligated, to conduct quarterly tender offers for up to 5% of the common shares then outstanding in the sole discretion of its Board. In a tender offer, the Fund repurchases outstanding common shares at its NAV on the valuation date for the tender offer. In any given quarter, the Manager may or may not recommend to the Board that the Fund conduct tender offers. Accordingly, there may be quarters in which no tender offer is made. Shares are not redeemable at an investor’s option nor are they exchangeable for shares of any other fund.

Tender offers were as follows:

	Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
Institutional	03/22/23	06/30/23	17,818	0.13%	17,818	0.13%	$10.47	$186,554
Class D	03/22/23	06/30/23	—	—	—	—	—	—
Institutional	06/27/23	09/29/23	104,298	0.71	104,298	0.71	10.96	1,143,106
Class D	06/27/23	09/29/23	—	—	—	—	—	—

(a)	Date the tender offer period began.

The amount of the tender offers is shown as repurchase of shares resulting from tender offers in the Consolidated Statements of Changes in Net Assets.

The Fund conducted a tender offer to purchase for cash up to 5% of the Fund’s issued and outstanding Institutional and Class D common shares of beneficial interest as of July 3, 2023, at a price equal to the NAV per share determined as of December 29, 2023. The tender offer commenced on September 27, 2023 and expired on October 26, 2023.

As of September 30, 2023, shares owned by BlackRock Financial Management, Inc., an affiliate of the Fund, were as follows:

Fund Name	Institutional	Class D
BlackRock Private Investments Fund	9,934,920	25,000

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s consolidated financial statements was completed through the date the consolidated financial statements were issued and the following items were noted:

Effective November 15, 2023, the Manager contractually agreed to reduce the expense limitation from 0.75% to 0.50% of the Fund’s average quarterly value of the net assets of each share class through June 30, 2025. Additionally, effective November 15, 2023, the Board has agreed to an extension of the contractual management fee waiver currently in place with respect to the Fund, until December 31, 2024. Additionally, effective January 31, 2024, the NAV of the Fund will be determined as of the last business day of each calendar month.

32	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Private Investments Fund (the “Fund”) met on May 4, 2023 (the “May Meeting”) and June 1, 2023 (the “June Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser. The Board also considered the approval to continue the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager, BlackRock Capital Investment Advisors, LLC (the “Sub-Advisor”) and the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements on an annual basis. The Board members who are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to the Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (n) periodic updates on BlackRock’s business.

Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to them on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and statement of additional information, and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2022, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and, in light of the Fund’s outcome-oriented investment objective, certain performance metrics (“Outcome-Oriented Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

The Board noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board reviewed and considered the Fund’s performance relative to the Fund’s Outcome-Oriented Performance Metrics including a total return target. The Board noted that for each of the one-year and since-inception periods reported, the Fund underperformed its total return target. The Board noted that BlackRock believes that the Outcome-Oriented Performance Metrics are an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its total return target during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer group consisting of funds that BlackRock believes are generally similar to the Fund. The Board noted that relative to the supplemental peer group the Fund’s management fee rate and total expense ratio each ranked in the first quartile. The Board also noted that BlackRock and the Board have contractually agreed to waive a portion of the advisory fee for the Fund. In addition, the Board noted that, the Fund is party to an expense limitation agreement pursuant to which BlackRock has contractually agreed to waive and/or reimburse certain operating and other expenses to a specified amount of the Fund’s average daily net assets.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

At the June Meeting, in a continuation of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2024, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and the Fund for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

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Additional Information

General Information

The Fund’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800) 882-0052.

The following information is a summary of certain changes since March 31, 2023. This information may not reflect all of the changes that have occurred since you purchased the Fund.

Except if noted otherwise herein, there were no changes to the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that were not approved by the shareholders.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

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Additional Information  (continued)

BlackRock Privacy Principles (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock Capital Investment Advisors, LLC

Wilmington, DE 19809

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company

Boston, MA 02114

Distributor

BlackRock Investments, LLC

New York, NY 10001

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	37

Glossary of Terms Used in this Report

Currency Abbreviation

USD	United States Dollar

Portfolio Abbreviation

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

DAC	Designated Activity Company

SCA	Societe en Commandite par Actions

SOFR	Secured Overnight Financing Rate

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Want to know more?

blackrock.com | 888-204-3956

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, if repurchased by the Fund in connection with any applicable tender offer, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BPIF-09/23-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable to this semi-annual report.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to this semi-annual report.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Private Investments Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Private Investments Fund

Date: November 20, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Private Investments Fund

Date: November 20, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Private Investments Fund

Date: November 20, 2023